          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  March 3, 2011

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                    (Registrant's telephone number)

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

American Airlines, Inc. is filing herewith a press release issued on March 3, 2011 as Exhibit 99.1, which is included herein.  This press release was issued to report February traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  March 3, 2011

CONTACT:                       Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Thursday, March 3, 2011

AMERICAN AIRLINES REPORTS FEBRUARY TRAFFIC

FORT WORTH, Texas – American Airlines reported its February traffic increased 2.2 percent versus the same period last year.  Capacity increased 3.1 percent year over year, resulting in a load factor of 74.8 percent, 0.7 points lower than the same period last year.  International traffic increased by 6.0 percent relative to last year on a capacity increase of 8.5 percent.  Domestic traffic was consistent year over year on 0.2 percent less capacity.
American boarded 6.0 million passengers in February.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	February
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	8,626,384	8,440,949	2.2%
D.O.T. DOMESTIC	5,340,796	5,341,230	0.0
INTERNATIONAL	3,285,588	3,099,720	6.0
ATLANTIC	929,573	974,536	(4.6)
LATIN AMERICA	1,913,401	1,736,440	10.2
PACIFIC	442,614	388,743	13.9
AVAILABLE SEAT MILES (000)
SYSTEM	11,532,275	11,184,856	3.1%
D.O.T. DOMESTIC	6,917,497	6,930,657	(0.2)
INTERNATIONAL	4,614,778	4,254,199	8.5
ATLANTIC	1,501,110	1,503,126	(0.1)
LATIN AMERICA	2,503,399	2,252,893	11.1
PACIFIC	610,269	498,180	22.5
LOAD FACTOR
SYSTEM	74.8%	75.5%	(0.7)	Pts
D.O.T. DOMESTIC	77.2	77.1	0.1
INTERNATIONAL	71.2	72.9	(1.7)
ATLANTIC	61.9	64.8	(2.9)
LATIN AMERICA	76.4	77.1	(0.6)
PACIFIC	72.5	78.0	(5.5)
PASSENGERS BOARDED	5,976,336	5,960,944	0.3%

SYSTEM CARGO TON MILES (000)	138,302	142,091	(2.7)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE February
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	18,494,447	18,116,147	2.1%
D.O.T. DOMESTIC	11,225,624	11,266,049	(0.4)
INTERNATIONAL	7,268,824	6,850,098	6.1
ATLANTIC	2,079,836	2,193,739	(5.2)
LATIN AMERICA	4,224,439	3,802,641	11.1
PACIFIC	964,549	853,719	13.0
AVAILABLE SEAT MILES (000)
SYSTEM	24,552,113	23,890,088	2.8%
D.O.T. DOMESTIC	14,725,236	14,776,443	(0.3)
INTERNATIONAL	9,826,876	9,113,644	7.8
ATLANTIC	3,205,680	3,230,935	(0.8)
LATIN AMERICA	5,342,236	4,804,684	11.2
PACIFIC	1,278,960	1,078,026	18.6
LOAD FACTOR
SYSTEM	75.3%	75.8%	(0.5)	Pts
D.O.T. DOMESTIC	76.2	76.2	0.0
INTERNATIONAL	74.0	75.2	(1.2)
ATLANTIC	64.9	67.9	(3.0)
LATIN AMERICA	79.1	79.1	(0.1)
PACIFIC	75.4	79.2	(3.8)
PASSENGERS BOARDED	12,682,793	12,660,125	0.2%

SYSTEM CARGO TON MILES (000)	276,046	280,359	(1.5)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/